Exhibit 99.1
ELLINGTON FINANCIAL COMPLETES MERGER WITH ARLINGTON ASSET INVESTMENT CORP.
— Increases Scale and Further Strengthens Access to Capital Markets —
— Expected to Drive Earnings Accretion in 2024 —
OLD GREENWICH, Conn., December 14, 2023—Ellington Financial Inc. (NYSE: EFC) ("Ellington Financial" or the "Company") today announced that it has completed the previously announced merger with Arlington Asset Investment Corp. (“Arlington”). The combined company will conduct business under the name “Ellington Financial Inc.”, and the Company’s common stock will continue to trade on the NYSE under the ticker symbol “EFC.” The last day of trading for Arlington’s Class A common stock and Preferred Stock was December 13, 2023.
“We are extremely pleased to close the merger with Arlington. The transaction provides us not only with a significant portfolio of assets—particularly low-coupon mortgage servicing rights—that align well with our expertise and existing management platform, but also attractive long-term unsecured debt and preferred equity to further strengthen our balance sheet,” stated Laurence Penn, Ellington Financial’s Chief Executive Officer. “This acquisition should lead to greater operating efficiencies and a larger market capitalization for Ellington Financial, and we believe that it positions us well to drive earnings accretion moving forward.”
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company's actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of the Company’s future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to the Company. These beliefs, assumptions, and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to the Company. If a change occurs, the Company’s business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in the Company’s forward-looking statements. The following factors are examples of those that could cause actual results to vary from the Company’s forward-looking statements: changes in interest rates and the market value of the Company's investments; market volatility; changes in mortgage default rates and prepayment rates; the Company's ability to borrow to finance its assets; changes in government regulations affecting the Company's business; the Company's ability to achieve the cost savings and efficiencies, operating efficiencies, synergies and other benefits, including the increased scale, and avoid potential business disruption from the Merger; the outcome of any legal proceedings relating to the Merger; the ability to successfully integrate the businesses following the Merger; the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940; the Company's ability to maintain its qualification as a real estate investment trust; and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the Company's website at www.ellingtonfinancial.com or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
About Ellington Financial
Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage loans, reverse mortgage loans, residential and commercial mortgage-backed securities, consumer loans and asset-backed securities backed by consumer loans, collateralized loan obligations, non-mortgage and mortgage-related derivatives, debt and equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.
Advisors
Keefe, Bruyette & Woods, A Stifel Company acted as exclusive financial advisor and Vinson & Elkins acted as legal advisor to Ellington Financial. Wells Fargo Securities, LLC acted as exclusive financial advisor and Hunton Andrews Kurth LLP acted as legal advisor to Arlington.
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